SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 24, 2006


                              STATION CASINOS, INC
                              --------------------
             (Exact name of registrant as specified in its charter)


      Nevada                          000-21640                   88-0136443
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)

2411 West Sahara Avenue, Las Vegas, Nevada                          89102
--------------------------------------------------------------------------------
 (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (702) 367-2411
                                                    ----------------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 8.01. OTHER EVENTS

On May 24, 2006, Station Casinos, Inc. (the "Company") issued a press release announcing the results of the matters voted on at its 2006 Annual Meeting of Stockholders. A copy of the press release and the exhibit referenced therein are attached as exhibits to this Current Report.


Item 9.01 Financial Statements and Exhibits.

       (c)  Exhibits.

       Exhibit 99.1   -   Press Release, dated May 24, 2006.
       Exhibit 99.2   -   Certificate and Report of Inspector of Elections and
                          Inspector's Oath.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Station Casinos, Inc.



Date:  May 24, 2006                 By:  /s/ Glenn C. Christenson
                                         ---------------------------------------
                                         Glenn C. Christenson
                                         Executive Vice President, Chief
                                         Financial Officer, Chief Administrative
                                         Officer and Treasurer